                                 EXHIBIT 99.15

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      2        95,944.44       0.08      8.722         359      76.19        644
50,000.01 - 100,000.00              130    10,623,611.74       8.31      7.036         358      79.63        631
100,000.01 - 150,000.00             184    23,100,894.81      18.07      7.068         358      79.94        638
150,000.01 - 200,000.00             127    22,011,383.88      17.21      6.807         358      80.00        637
200,000.01 - 250,000.00              80    17,664,046.76      13.81      6.787         358      79.93        651
250,000.01 - 300,000.00              54    14,819,736.28      11.59      6.856         358      80.00        648
300,000.01 - 350,000.00              42    13,664,436.98      10.69      6.695         358      80.00        652
350,000.01 - 400,000.00              21     8,016,706.96       6.27      6.846         358      78.54        677
400,000.01 - 450,000.00              19     8,046,718.75       6.29      6.769         358      79.45        656
450,000.01 - 500,000.00               9     4,284,965.60       3.35      7.113         358      79.39        673
500,000.01 - 550,000.00               5     2,624,907.43       2.05      6.647         358      80.00        665
550,000.01 - 600,000.00               4     2,289,136.94       1.79      7.216         359      80.00        731
600,000.01 - 650,000.00               1       629,779.20       0.49      6.690         356      80.00        632
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min:   $46,973.52
Max:   $629,779.20
Average:   $188,602.17
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         3       803,889.83       0.63      4.990         358      80.00        636
5.000 - 5.499                         3       655,719.15       0.51      5.401         359      80.00        670
5.500 - 5.999                        28     5,701,599.29       4.46      5.868         359      79.80        652
6.000 - 6.499                       131    25,256,361.29      19.75      6.310         358      79.99        649
6.500 - 6.999                       259    50,948,227.96      39.84      6.759         358      79.96        647
7.000 - 7.499                       138    25,644,520.32      20.05      7.266         358      79.61        655
7.500 - 7.999                        80    14,545,554.09      11.38      7.706         358      79.38        646
8.000 - 8.499                        19     2,623,230.82       2.05      8.197         359      78.50        621
8.500 - 8.999                        13     1,248,939.86       0.98      8.667         358      79.64        619
9.000 - 9.499                         2       248,769.40       0.19      9.193         359      85.24        612
9.500 - 9.999                         2       195,457.76       0.15      9.756         358      80.00        685
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min:   4.990
Max:   9.990
Weighted Average:   6.879
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  7

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
FICO                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
550 - 574                             3       867,917.93       0.68      6.722         358      80.00        567
575 - 599                            86    11,961,228.04       9.35      7.001         358      79.90        591
600 - 624                           158    25,882,822.15      20.24      6.967         358      79.89        613
625 - 649                           191    35,315,733.62      27.62      6.880         358      79.87        636
650 - 674                           117    25,788,099.32      20.17      6.784         358      79.74        659
675 - 699                            55    11,508,435.99       9.00      6.886         358      79.50        687
700 - 724                            39     8,143,583.40       6.37      6.619         358      79.99        708
725 - 749                            14     3,084,530.47       2.41      6.842         358      80.00        736
750 - 774                            10     3,697,699.94       2.89      7.083         358      78.80        764
775 - 799                             4     1,327,043.37       1.04      7.161         358      80.00        787
800 - 824                             1       295,175.54       0.23      6.390         357      80.00        803
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min:   566
Max:   803
NZ Weighted Average:   649
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original LTV                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
65.00 - 69.99                         3       233,605.21       0.18      7.827         358      68.21        618
70.00 - 74.99                         6     1,896,772.88       1.48      7.346         359      70.50        675
75.00 - 79.99                        19     2,661,156.87       2.08      7.233         358      77.68        648
80.00 - 80.00                       649   122,950,303.90      96.15      6.860         358      80.00        648
90.00 - 94.99                         1       130,430.91       0.10      9.150         359      90.00        619
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min:   67.47
Max:   90.00
Weighted Average:   79.80
% > 80:   0.10
% > 90:   0.00
% > 95:   0.00
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original CLTV incl. Silent        Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
Seconds
----------------------------------------------------------------------------------------------------------------
80.01 - 84.99                         2       175,743.41       0.14      8.037         358      67.66        616
85.00 - 89.99                         2       753,132.89       0.59      7.011         359      74.78        594
90.00 - 94.99                        15     4,904,963.18       3.84      6.993         359      79.02        670
95.00 - 99.99                        37     9,093,641.95       7.11      6.771         358      79.36        656
100.00 >=                           622   112,944,788.34      88.33      6.880         358      79.92        647
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  7

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)            Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
360                                 678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:               360
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term (months)    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                           678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min:   354
Max:   360
Weighted Average:               358
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
FRM                                # of        Principal       Curr      Gross   Remaining    Average    Average
ARM                               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM                                 678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Product                           Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28                            384    60,251,937.82      47.12      6.919         358      79.89        643
ARM 2/28 - 60mo IO                  189    43,554,386.12      34.06      6.889         358      79.94        653
ARM 3/27                             61    12,117,648.34       9.48      6.863         358      79.54        653
ARM 3/27 - 60mo IO                   24     6,961,085.31       5.44      6.713         358      78.45        658
ARM 5/25                             13     3,126,656.17       2.45      6.673         359      80.00        656
ARM 5/25 - 60mo IO                    7     1,860,556.01       1.46      6.431         359      80.00        651
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  7

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Prepayment Penalty Original       Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
Term (months)
----------------------------------------------------------------------------------------------------------------
0                                   136    25,750,199.23      20.14      7.053         358      79.97        654
6                                     1        67,761.50       0.05      8.740         358      80.00        576
12                                   41    12,592,820.89       9.85      6.966         359      79.69        667
24                                  404    70,165,513.90      54.87      6.807         358      79.94        645
36                                   75    15,024,700.63      11.75      6.892         358      78.89        645
60                                   21     4,271,273.62       3.34      6.682         359      80.00        641
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:   79.86
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Lien                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
First Lien                          678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Documentation Type                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
SI                                  369    76,136,219.07      59.54      7.049         358      79.77        664
Full Doc                            305    50,302,181.82      39.34      6.616         358      79.84        626
Alt Doc                               3     1,250,020.00       0.98      7.121         357      80.00        623
Lite Doc                              1       183,848.88       0.14      6.990         359      80.00        626
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Purchase                            458    86,678,533.04      67.79      6.913         358      79.84        654
Cashout Refinance                   200    38,411,260.86      30.04      6.812         358      79.69        638
Rate/Term Refinance                  20     2,782,475.87       2.18      6.739         359      80.00        620
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Property Type                     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached              599   110,564,750.60      86.46      6.871         358      79.78        648
Condominium                          57    10,676,370.44       8.35      6.942         358      79.87        647
Duplex                               21     6,038,011.80       4.72      6.876         359      80.00        647
Triplex                               1       593,136.93       0.46      7.250         359      80.00        764
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  7

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied                      672   126,740,390.36      99.11      6.869         358      79.83        648
Non-Owner Occupied                    6     1,131,879.41       0.89      8.063         359      76.07        743
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
State                             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
California                           66    21,234,991.69      16.61      6.811         357      80.00        659
Florida                              82    17,153,439.55      13.41      6.951         358      79.59        652
Michigan                            102    13,386,846.78      10.47      6.884         359      80.00        638
New York                             21     7,726,214.92       6.04      6.770         359      79.49        659
Arizona                              42     6,927,086.86       5.42      7.065         359      79.88        649
Maryland                             25     6,920,095.22       5.41      7.016         358      78.52        656
Illinois                             29     6,504,758.92       5.09      7.004         358      79.82        684
Virginia                             19     5,101,705.12       3.99      6.838         358      79.85        651
Ohio                                 29     3,996,858.77       3.13      6.725         359      79.88        632
Missouri                             30     3,521,625.64       2.75      7.046         359      79.90        624
Indiana                              31     3,464,120.11       2.71      6.908         358      79.92        627
Massachusetts                        13     3,234,920.80       2.53      6.933         358      79.98        649
Nevada                               12     2,998,120.77       2.34      6.663         358      80.00        662
North Carolina                       17     2,696,252.27       2.11      6.501         358      80.00        631
Wisconsin                            21     2,646,086.34       2.07      7.197         359      80.00        643
Georgia                              17     2,497,989.79       1.95      6.764         358      79.82        642
Colorado                             16     2,377,215.43       1.86      6.842         358      80.00        641
Washington                           12     2,348,009.53       1.84      6.818         358      80.00        641
New Jersey                            6     1,627,828.11       1.27      6.893         359      80.00        652
Kentucky                             11     1,617,201.59       1.26      6.325         359      79.76        631
Kansas                               16     1,593,325.87       1.25      7.182         358      79.70        624
Alabama                              10     1,366,165.33       1.07      7.328         359      80.00        630
Oregon                                7     1,160,205.34       0.91      6.644         358      80.00        657
Tennessee                            12     1,121,467.97       0.88      6.517         358      80.00        626
Connecticut                           5       778,008.03       0.61      6.974         359      80.00        630
Utah                                  5       760,429.19       0.59      7.525         359      80.00        633
Delaware                              2       622,629.53       0.49      4.990         358      80.00        628
South Carolina                        5       496,930.87       0.39      7.331         359      82.62        640
Pennsylvania                          4       435,559.13       0.34      6.728         359      80.00        621
Nebraska                              2       277,725.77       0.22      7.854         359      80.00        630
New Mexico                            2       277,172.91       0.22      6.964         358      80.00        595
Rhode Island                          2       267,865.63       0.21      6.347         359      80.00        657
Iowa                                  1       256,000.00       0.20      6.540         359      80.00        648
New Hampshire                         1       214,223.91       0.17      6.990         359      80.00        597
Oklahoma                              2       205,330.28       0.16      7.255         358      80.00        605
Idaho                                 1        57,861.80       0.05      7.190         357      69.88        626
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Top 3 Zip Code:   92563(1.29093%),91913(1.19790%),11221(0.59325%)
Number of States:   36
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  7

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Gross Margin                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.500 - 1.999                         1       230,969.40       0.18      5.990         359      80.00        633
2.000 - 2.499                         1       262,950.26       0.21      6.250         359      80.00        653
2.500 - 2.999                         1       238,987.52       0.19      6.590         359      79.73        682
3.000 - 3.499                         1       259,571.68       0.20      6.990         358      80.00        629
3.500 - 3.999                         4     1,466,685.35       1.15      7.545         359      71.67        696
4.000 - 4.499                         7     1,663,546.53       1.30      6.909         357      80.00        719
4.500 - 4.999                        15     3,218,316.45       2.52      6.192         358      79.87        646
5.000 - 5.499                        23     5,106,099.50       3.99      5.961         359      80.00        651
5.500 - 5.999                       174    37,150,599.32      29.05      6.598         357      79.88        656
6.000 - 6.499                       187    33,744,649.53      26.39      6.735         359      79.99        646
6.500 - 6.999                       134    24,815,951.85      19.41      7.225         359      79.89        649
7.000 - 7.499                        56     8,446,954.77       6.61      7.495         359      79.91        635
7.500 - 7.999                        49     8,103,396.79       6.34      7.322         359      79.34        632
8.000 - 8.499                        17     2,052,673.35       1.61      8.222         359      80.49        608
8.500 - 8.999                         6       988,220.14       0.77      8.141         359      79.83        614
9.000 - 9.499                         2       122,697.33       0.10      8.722         358      79.36        583
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.930
Max:   9.000
Weighted Average (>0):   6.288
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         4       914,289.83       0.72      5.076         358      80.00        640
5.000 - 5.499                        11     2,713,391.76       2.12      6.005         358      80.00        645
5.500 - 5.999                        53    10,517,787.84       8.23      6.193         358      79.89        650
6.000 - 6.499                       149    31,061,673.98      24.29      6.524         358      79.99        651
6.500 - 6.999                       221    42,552,612.27      33.28      6.805         358      79.90        648
7.000 - 7.499                       123    22,053,634.30      17.25      7.277         358      79.54        653
7.500 - 7.999                        86    14,209,152.65      11.11      7.667         358      79.37        648
8.000 - 8.499                        15     1,974,691.26       1.54      8.100         359      79.24        618
8.500 - 8.999                        14     1,626,266.48       1.27      8.420         358      79.73        607
9.000 - 9.499                         2       248,769.40       0.19      9.193         359      85.24        612
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min (>0):   4.700
Max:   9.240
Weighted Average (>0):   6.758
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  7

POPULAR ABS 2005-5                           GROUP II; LOANS WITH SILENT SECONDS
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       3       803,889.83       0.63      4.990         358      80.00        636
11.000 - 11.499                       3       655,719.15       0.51      5.401         359      80.00        670
11.500 - 11.999                      17     3,441,178.21       2.69      5.947         359      79.67        651
12.000 - 12.499                      31     7,098,670.52       5.55      6.309         359      80.00        638
12.500 - 12.999                      80    16,633,580.73      13.01      6.654         359      80.00        639
13.000 - 13.499                     140    26,901,396.34      21.04      6.627         358      79.81        656
13.500 - 13.999                     219    41,439,648.50      32.41      6.909         358      79.76        649
14.000 - 14.499                     105    17,487,987.86      13.68      7.341         358      79.78        651
14.500 - 14.999                      52     8,040,376.29       6.29      7.738         358      79.79        649
15.000 - 15.499                      11     1,429,672.09       1.12      8.325         358      79.93        618
15.500 - 15.999                       8       913,984.52       0.71      8.906         358      80.00        623
16.000 - 16.499                       1       118,338.49       0.09      9.240         359      80.00        605
16.500 - 16.999                       5     2,134,928.47       1.67      6.750         359      80.00        671
17.000 - 17.499                       3       772,898.77       0.60      7.039         359      74.91        601
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min (>0):   10.990
Max:   17.390
Weighted Average (>0):   13.601
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.500                                 7     1,633,599.68       1.28      7.003         358      80.00        643
2.000                                 2       432,000.00       0.34      7.241         358      80.00        660
3.000                               669   125,806,670.09      98.38      6.876         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.500
Max:   3.000
Weighted Average (>0):   2.977
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                               590   108,537,195.78      84.88      6.896         358      79.79        645
1.500                                21     3,986,274.51        3.12     6.765         358      80.00        647
2.000                                67    15,348,799.48      12.00      6.793         357      79.79        671
----------------------------------------------------------------------------------------------------------------
Total:                              678   127,872,269.77     100.00      6.879         358      79.80        649
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   2.000
Weighted Average (>0):   1.136
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 7  of  7